Exhibit 99.5

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

                                            Collin County Recording Fee: $______

AFTER RECORDING, RETURN TO:
Dallas City Bank
Attention: Loan Administration Department
16980 Dallas Parkway, Suite 110
Dallas, Texas 75248

        THIS INSTRUMENT IS INTENDED TO ALSO OPERATE AS A SECURITY AGREEMENT AND A FINANCING STATEMENT UNDER ARTICLE 9 OF THE TEXAS BUSINESS & COMMERCE CODE. THIS INSTRUMENT IS PRESENTED TO FILING OFFICERS FOR FILING IN THE APPROPRIATE UNIFORM COMMERCIAL CODE RECORDS, SUCH FILING OFFICERS BEING BOTH THE SECRETARY OF STATE OF THE STATE OF TEXAS AS WELL AS THE COUNTY CLERK OF THE COUNTY OF COLLIN, TEXAS. IT SHOULD BE SO FILED, RECORDED AND INDEXED. A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THE STATE OF TEXAS      ss.
                        ss.         DEED OF TRUST, SECURITY AGREEMENT AND
COUNTY  OF  COLLIN      ss.         ASSIGNMENT  OF RENTS,  LEASES,  INCOMES AND
                                    --------------------------------------------
AGREEMENTS


Date Hereof:            September 29, 2005

Grantor (Debtor):       BHDGI, Ltd., a Texas limited partnership
                        5435 Preston Fairways Circle
                        Dallas, Texas 75252

Trustee:                Robert Wightman

Beneficiary
(Secured Party):        Dallas City Bank
                        Attention:  Jim Campbell
                        16980 Dallas Parkway, Suite 110
                        Dallas, Texas 75248
                        (972) 447-0800

Note Amount:            $2,000,000.00

Maturity Date:          September 29, 2006

Guarantor(s):           Behringer Harvard Short-Term Opportunity Fund I LP, a
                        Texas limited partnership
                        Attn: Robert Aisner
                        15601 Dallas Parkway, Suite 600
                        Addison, Texas 75001

Prior Lien(s):          None

                         KNOW ALL MEN BY THESE PRESENTS:

        This Deed of Trust, Security Agreement and Assignment of Rents, Leases, Incomes and Agreements ("Deed of Trust"), entered into as of the Date Hereof, by Grantor, to Beneficiary.

                              W I T N E S S E T H:
                              -------------------

                                   ARTICLE 1.
                                   DEFINITIONS

        1.1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

                A. ASSIGNMENT OF RENTS AND LEASES. The Assignment of Rents and Leases of even date herewith executed by Grantor in favor of Beneficiary.

                B. BENEFICIARY. The Beneficiary stated above, whose address for notice hereunder is as set forth above, and the subsequent holder or holders, from time to time, of the Note (as defined hereinbelow).

                C. EVENT OF DEFAULT. Any happening or occurrence described in Article 6. hereinbelow.

                D. FIXTURES. All materials, supplies, equipment, apparatus and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land (as hereinafter defined), including but not limited to any and all partitions, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, plumbing, laundry, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and signs of every description and however erected, placed or attached.

                E. GOVERNMENTAL AUTHORITY. Any and all courts, boards, agencies, commissions, offices or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

                F. GRANTOR. The above-defined Grantor and any and all subsequent owners of the Mortgaged Property (as defined hereinbelow).

                G. GUARANTOR (INDIVIDUALLY AND/OR COLLECTIVELY, AS THE CONTEXT MAY REQUIRE). The Guarantor or Guarantors first named above.

                H. GUARANTY (INDIVIDUALLY AND/OR COLLECTIVELY AS THE CONTEXT MAY REQUIRE). That or those instruments of Guaranty of even date herewith, if any, from Guarantor to Beneficiary guaranteeing the repayment of the Indebtedness and the satisfaction of, or continued compliance with, the Obligations (as defined hereinbelow).

                I. IMPOSITIONS. All real estate and personal property taxes, water, gas, sewer, electricity and other utility rates and charges, charges for any easement, license or agreement maintained for the benefit of the Mortgaged Property, and all other taxes, charges and assessments and any interest, costs or penalties with respect thereto, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed upon the Mortgaged Property or the Rents and Incomes (as defined hereinbelow) or the ownership, use, occupancy, or enjoyment thereof.

                J. IMPROVEMENTS. Any and all buildings, structures, open parking areas and other improvements, and any and all additions, alterations, or appurtenances thereto, now or at any time hereafter situated, placed or constructed upon the Land (as defined hereinbelow) or any part thereof.

                K. INDEBTEDNESS. The principal of, interest on and all other amounts, payments and premiums due under the Note and secured by the other Security Documents (as defined hereinbelow) together with and including all other direct and indirect indebtedness now or any time in the future owing or to be owing by Grantor to Beneficiary, regardless of how evidenced or incurred, it being understood that it is contemplated that Grantor will become further indebted to Beneficiary in the future. The term "Obligations" as that term is defined in the Loan Agreement shall be included within the definition of Indebtedness as used in this Deed of Trust.

                L. LAND. The real estate or interest therein described as follows:

                BEING THREE TRACTS OF LAND SITUATED IN THE WILLIAM SANDERS SURVEY, ABSTRACT NO. 867, COLLIN COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED ON EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF, AND ALL IMPROVEMENTS AND FIXTURES AND ALL RIGHTS, TITLES AND INTERESTS APPURTENANT THERETO.

                M. LEASES AND AGREEMENTS. Any and all leases, subleases, licenses, concessions or other agreements (written or verbal, now or hereafter in effect) which grant a possessory interest in and to, or the right to use, the Mortgaged Property, or any part thereof, save and except any and all leases, subleases, or other agreements pursuant to which Grantor is granted a possessory interest in the Land; and all other contracts or agreements (written or oral, now or hereinafter in effect), relating to the use, operation, enjoyment or acquisition of, or construction on, or provision of goods or supplies to the Mortgaged Property, or any part thereof, regardless of whether same grant a possessory interest in and to, or the right to use the Mortgaged Property, or any part thereof.

                N.      LEGAL REQUIREMENTS.

                        (1) Any and all present and future judicial decisions, statutes, rulings, rules, regulations, permits, certificates or ordinances of any governmental authority in any way applicable to Grantor, any Guarantor or the Mortgaged Property, including the ownership, use, occupancy, operation, maintenance, repair or reconstruction thereof,

                        (2) Grantor's or any Guarantor's presently or subsequently effective Bylaws and Articles or Certificate of Incorporation, Partnership, Limited Partnership, Joint Venture, Trust or other form of business association (if either, both or all be any of same),

                        (3) Any and all Leases and Agreements, and contracts (written or oral) of any nature to which Grantor or any Guarantor is or may be bound or to which the Mortgaged Property is or may be subject.

                O. LOAN AGREEMENT. The Loan Agreement dated as of the Date Hereof by and between Grantor, Guarantor and Beneficiary pertaining to the Indebtedness secured by this Deed of Trust.

                P. MORTGAGED PROPERTY. The Land, Improvements, Fixtures, Personalty (as defined hereinbelow) Rents and Incomes, and rights, but not obligations, under the Leases and Agreements, together with:

                        (1)     All rights, privileges, tenements,
                hereditaments, rights-of-way, easements, appendages and appurtenances in anywise appertaining thereto, and all right, title, and interest of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof; and

                        (2) All additions, appurtenances, substitutions, replacements, and revisions thereof and thereto and all reversions and remainders therein; and

                        (3) All of Grantor's right, title, and interest in and to any award, awards, remuneration, settlements or compensation heretofore made or hereafter to be made by any governmental authority to the present or any subsequent owner of the Land, Improvements, Fixtures or Personalty, including those for any vacation of, or change of grade in, any streets affecting the Land or the Buildings; and

                        (4) Any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness or the performance and discharge of the Obligations.

        As used in this Deed of Trust, the term "Mortgaged Property" shall be expressly defined as meaning all, or where the context permits or requires, any portion of the above and all or, where the context permits or requires, any interest therein.

                Q. NOTE. The Promissory Note dated of even date herewith, executed by Grantor payable to the order of Beneficiary in the amount of the Note Amount and secured, in part, by this Deed of Trust, bearing interest at the floating rate therein specified and maturing on the Maturity Date.

                R. OBLIGATIONS. Any and all of the covenants, warranties, representations, and other obligations (other than to repay the Indebtedness) made or undertaken by Grantor, Guarantor or others to Beneficiary, Trustee or others, as set forth in the Security Documents; as set forth in any lease, sublease, or other agreement pursuant to which Grantor is granted a possessory interest in the Land; or as set forth in any contract or agreement (written or oral, now or hereinafter in effect), relating to the use, operation, enjoyment or acquisition of, or construction on, or provision of goods or supplies to, the Mortgaged Property, or any part thereof, regardless of whether Grantor is granted a possessory interest in the Land pursuant thereto.

                S. PERSONALTY. All of the right, title, and interest of Grantor in and to all furniture, furnishings, equipment, machinery, goods, general intangibles, money, accounts, contract rights, inventory, insurance and condemnation proceeds and all other personal property (other than the Fixtures) of any kind or character as defined in and subject to the provisions of the Texas Business and Commerce Code (Article 9 - Secured Transactions), now or hereafter located upon, within or about the Land and the Improvements or used in connection with the operation thereof, together with all accessories, replacements, and substitutions thereto or therefor and the proceeds thereof, together with all articles of personal property now or hereafter used in or about the improvements which are necessary to the complete and comfortable use and occupancy of the same for the purpose or purposes for which erected, and all building materials and equipment now or hereafter delivered to the above-referenced real property and intended to be installed thereon or in or upon the Improvements or used in the development of the Mortgaged Property, and all plans, drawings, surveys, appraisals, books, records and all other documents of any type or nature used or intended to be used in the development of the Mortgaged Property (all of such articles of personal property, building materials, equipment and documents being hereafter sometimes collectively referred to as the "Personal Property").

                T. RENTS AND INCOMES. All of the rents, royalties, revenues, income, proceeds, profits, issues and other benefits paid or payable by parties to the Leases and Agreements other than Grantor for using, leasing, licensing, possession, operating from, residing in, selling or otherwise enjoying the Mortgaged Property.

                U. SECURITY DOCUMENTS. This Deed of Trust, the Guaranty, the Assignment of Rents and Leases, the Loan Agreement, and any and all other documents now or hereafter executed by Grantor, Guarantor or any other person or party to evidence or secure the payment of the Indebtedness or the performance and discharge of the Obligations.

                                   ARTICLE 2.
                                      GRANT

        2.1. GRANT. To secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations, Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee the Mortgaged Property, TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, forever, and Grantor does hereby bind itself, its successors and assigns to warrant and forever defend the title to the Mortgaged Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof; provided, however, that if Grantor shall pay (or cause to be paid) the Indebtedness as and when the same shall become due and payable and shall perform and discharge (or cause to be performed and discharged) the Obligations on or before the date same are to be performed and discharged, then the liens, security interests, estates and rights granted by the Security Documents shall terminate; otherwise same shall remain in full force and effect.

                                   ARTICLE 3.
                         WARRANTIES AND REPRESENTATIONS

        Grantor hereby unconditionally warrants and represents to Beneficiary as follows:

        3.1. VALIDITY OF LOAN INSTRUMENTS. The execution, delivery and performance by Grantor of the Security Documents (other than the Guaranty), and the borrowing evidenced by the Note, (a) if Grantor is a corporation, are within Grantor's Board of Directors, Shareholders and all other requisite corporate action, (b) if Grantor is a partnership, are within Grantor's partnership powers and have been duly authorized by the Grantor's Articles and/or Agreement of Partnership or otherwise by the partners of Grantor, (c) have received all (if any) requisite prior governmental approval in order to be legally binding and enforceable in accordance with the terms thereof, and (d) will not violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under, any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Grantor's or Guarantor's property or assets, except as contemplated by the provisions of the Security Documents. The Security Documents constitute the legal, valid, and binding obligations of Grantor, Guarantor, and others obligated under the terms of the Security Documents, in accordance with their respective terms.

        3.2. TITLE TO MORTGAGED PROPERTY AND LIEN OF THIS INSTRUMENT. Grantor has good and indefeasible title to the Land (in fee simple, if the lien created hereunder be on the fee, or a first and prior leasehold estate, if it be created on the leasehold estate) and Improvements, and good and indefeasible title to the Fixtures and Personalty, free and clear of any liens, charges, encumbrances, security interests and adverse claims whatsoever. This Deed of Trust constitutes a valid, subsisting, first lien deed of trust on the Land, the Improvements, and the Fixtures and a valid, subsisting, first security interest in and to the Personalty, Leases and Agreements and Rents and Incomes, all in accordance with the terms hereof.

                                   ARTICLE 4.
                              AFFIRMATIVE COVENANTS

        Grantor hereby unconditionally covenants and agrees with Beneficiary as follows:

        4..1.   PAYMENT AND PERFORMANCE. Grantor will pay the Indebtedness, as and when called for in the Security Documents and on or before the due dates thereof, and will perform all of the Obligations, in full and on or before the dates same are to be performed.

        4..2.   COMPLIANCE WITH LEGAL REQUIREMENTS. Grantor will promptly and faithfully comply with, conform to and obey all present and future Legal Requirements.

        4..3. PAYMENT OF IMPOSITIONS. Grantor will duly pay and discharge, or cause to be paid and discharged, the Impositions not later than the due date thereof, or the day any fine, penalty, interest or cost may be added thereto or imposed, or the day any lien may be filed, for the non-payment thereof (if such day is used to determine the due date of the respective item); provided, however, that Grantor may, if permitted by law, and if such installment payment would not create or permit the filing of a lien against the Mortgaged Property, pay the Impositions in installments whether or not interest shall accrue on the unpaid balance of such Impositions.

        4..4.   REPAIRS. Grantor will keep the Mortgaged Property in first class order and condition and will make all repairs, replacements, additions, improvements, and alterations thereof and thereto, interior and exterior, structural and non structural, which are necessary or reasonably appropriate to keep same in such order and condition.

        4..5.   INSURANCE. Grantor will obtain and maintain insurance upon and relating to the Mortgaged Property insuring against personal injury and death, loss by fire and such other hazards, casualties and contingencies (including business interruption insurance covering loss of Rents and Incomes and flood insurance) as are normally and usually covered by extended coverage policies in effect where the Land is located and such other risks as may be specified by Beneficiary, from time to time, all in such amounts and with such insurers of recognized responsibility as are acceptable to Beneficiary. Each insurance policy issued in connection therewith shall provide by way of endorsements, riders or otherwise that (a) proceeds will be payable to Beneficiary as its interest may appear, it being agreed by Grantor that such payments shall be applied (i) if there be no Event of Default existing or which would exist but for due notice or lapse of time, or both, to the restoration, repair or replacement of the Mortgaged Property, or (ii) if there be an Event of Default existing, or which would exist but for due notice or lapse of time, or both, at the option of the Beneficiary, either for the above-stated purpose or toward the payment of the Indebtedness; (b) the coverage of Beneficiary shall not be terminated, reduced or affected in any manner regardless of any breach or violation by Grantor of any warranties, declarations, or conditions in such policy; (c) no such insurance policy shall be canceled, endorsed, altered or reissued to effect a change in coverage for any reason and to any extent whatsoever unless such insurer shall have first given Beneficiary ten (10) days' prior written notice thereof; and (d) Beneficiary may, but shall not be obliged to, make premium payments to prevent any cancellation, endorsement, alteration or reissuance and such payments shall be accepted by the insurer to prevent same. Beneficiary shall be furnished with the original of each such initial policy or an acceptable binder issued in accordance with Chapter 327, Subsection E of Section 2 of Article 21.48A of the Texas Insurance Code (as amended by the 72nd legislature) coincident with the execution of this Deed of Trust and the original of each renewal policy not less than fifteen (15) days prior to the expiration of the initial or each preceding renewal policy together with (subject to the provisions of Article 11.) receipts or other evidence that the premiums thereon have been paid. Grantor shall furnish to Beneficiary, on or before one hundred twenty (120) days after the close of each of Grantor's fiscal years, a statement certificated by a duly authorized officer of Grantor of the amounts of insurance maintained in compliance with this Paragraph 4.5. of the risks covered by such insurance and of the insurance company or companies which carry such insurance.

        4..6.   APPLICATION OF PROCEEDS. If the proceeds of the insurance
described in Paragraph 4.5. hereinabove are to be used for restoration, repair, or replacement ("Work") of the Mortgaged Property (whether pursuant to Paragraph 4.5.(a)(i), if there be no Event of Default as therein referred to, or pursuant to Paragraph 4.5.(a)(ii), by reason of exercise of the option of Beneficiary to use such proceeds for the aforesaid purpose), such proceeds shall be paid out by Beneficiary from time to time to Grantor (or, at the option of Beneficiary, jointly to Grantor and the persons furnishing labor and/or material incident to such work or directly to such persons) as the Work progresses, subject to the following conditions: (a) prior to commencement of the Work (other than Work to be performed on an emergency basis to protect the Mortgaged Property or prevent interference therewith), (i) an architect or engineer, approved by Beneficiary, shall be retained by Grantor (at Grantor's expense) and charged with the supervision of the Work and (ii) Grantor shall have prepared, submitted to Beneficiary and secured Beneficiary's written approval of the plans and specifications for such Work; (b) each request for payment by Grantor shall be made on ten (10) days' prior written notice to Beneficiary and shall be accompanied by a certificate to be made by the architect or engineer supervising the Work (if one is required pursuant to Paragraph 4.6.(a) hereinabove), otherwise by an executive officer of Grantor, stating, among such other matters as may be reasonably required by Beneficiary, that: (i) all of the Work completed has been done in compliance with the approved plans and specifications (if any be required under Paragraph 4.6.(a) hereinabove); (ii) the sum requested is justly required to reimburse Grantor for payments by Grantor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials); (iii) when added to all sums previously paid out by Grantor, the sum requested does not exceed the value of the Work done to the date of such certificate; and (iv) the amount of insurance proceeds remaining in the hands of Beneficiary will be sufficient upon completion of the Work to pay for the same in full (giving in such reasonable detail as Beneficiary may require an estimate of the cost of such completion);
(c) each request shall be accompanied by waivers of lien satisfactory in form and substance to Beneficiary covering that part of the Work for which payment or reimbursement is being requested and by a search prepared by a title company or licensed abstractor or by other evidence satisfactory to Beneficiary that there has not been filed with respect to the Mortgaged Property any mechanic's lien or other lien, affidavit or instrument asserting any lien or any lien rights with respect to the Mortgaged Property; (d) there has not occurred any Event of Default since the hazard, casualty or contingency giving rise to payment of the insurance proceeds; and (e) in the case of the request for the final disbursement, such request is accompanied by a copy of any certificate of occupancy or other certificate required by any Legal Requirement to render occupancy of the damaged portion of the Mortgaged Property lawful. If, upon completion of the Work, any portion of the insurance proceeds has not been disbursed to Grantor (or one or more of the other aforesaid persons) incident thereto, Beneficiary may, at Beneficiary's option, disburse such balance to Grantor or apply such balance toward the payment of the Indebtedness. Nothing herein shall be interpreted to prohibit Beneficiary from (a) withholding from each such disbursement ten percent (10%) (or such greater amount, if permitted or required by any Legal Requirement) of the amount otherwise herein provided to be disbursed, and from continuing to withhold such sum, until the time permitted for perfecting liens against the Mortgaged Property has expired, at which time the amount withheld shall be disbursed to Grantor (or to Grantor and any person or persons furnishing labor and/or material for the Work or directly to such persons, or (b) applying at any time the whole or any part of such insurance proceeds to the curing of any Event of Default.

        4..7.   RESTORATION FOLLOWING CASUALTY. If any act or occurrence of any kind or nature (including any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Mortgaged Property, Grantor will give notice thereof to Beneficiary and, if so instructed by Beneficiary, will promptly, at Grantor's sole cost and expense and regardless of whether the insurance proceeds (if any) shall be sufficient for the purpose, commence and continue diligently to completion to restore, repair, replace, and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction.

        4..8.   PERFORMANCE OF LEASES AND AGREEMENTS. Grantor will (a) duly and punctually perform and comply with any and all representations, warranties, covenants and agreements expressed as binding upon it under each of the Leases and Agreements, (b) not voluntarily terminate, cancel, or waive its rights or the obligations of any other party under any of the Leases and Agreements, (c) use all reasonable efforts to maintain each of the Leases and Agreements in force and effect during the full term thereof, and (d) appear in and defend any action or proceeding arising under or in any manner connected with any of the Leases and Agreements or the representations, warranties, covenants, and agreements of it or the other party or parties thereto.

        4..9.   INSPECTION. Grantor will permit Trustee and Beneficiary, and their agents, representatives and employees, to inspect the Mortgaged Property at all reasonable times.

        4..10. HOLD HARMLESS. Grantor will defend, at its own cost and expense, and hold Beneficiary harmless from, any action, proceeding or claim affecting the Mortgaged Property or the Security Documents, and all costs and expenses incurred by Beneficiary in protecting its interests hereunder in such an event (including all court costs and attorney's fees) shall be borne by Grantor.

        4..11. BOOKS AND RECORDS. Grantor will maintain full and accurate books of account and other records reflecting the results of its operations, and will furnish or cause to be furnished to Beneficiary, on or before ninety (90) days after the end of Grantor's fiscal year, an annual operating statement, in such detail as Beneficiary may reasonably require, which accurately, fairly and separately presents Grantor's operations of the Mortgaged Property and the income derived therefrom and expenses attributable thereto for the fiscal year then ended such operating statement to be certified by Grantor's accountant as having been prepared in accordance with generally accepted accounting principles consistently applied. At any time and from time to time, Grantor shall deliver to Beneficiary such other financial data as Beneficiary shall reasonably request with respect to the ownership, maintenance, use and operation of the Mortgaged Property, and Beneficiary shall have the right, at reasonable times and upon reasonable notice, to audit Grantor's books of account and records relating to the Mortgaged Property, all of which shall be maintained and made available to Beneficiary and Beneficiary's representatives for such purpose on the Mortgaged Property or at such other location as Beneficiary may approve. In addition to the foregoing Grantor shall furnish to Beneficiary at any time and from time to time such financial information as may be reasonably required by other institutional investors in connection with their purchase or proposed purchase of the loan evidenced by the Note and Security Documents in whole or in part.

        4..12. APPRAISALS. Grantor agrees that if at any time Beneficiary reasonably believes the value of the Property has declined, or if Beneficiary is required by any Governmental Authority to procure an appraisal of the Mortgaged Property, Beneficiary may request that an appraisal be conducted upon the Mortgaged Property by a qualified appraisal company of Beneficiary's choosing, the cost of such appraisal to be borne by Grantor. Beneficiary may advance funds necessary to pay for the appraisal and such advances shall become part of the indebtedness and secured by this Deed of Trust. Grantor agrees to promptly reimburse Beneficiary for any funds so advanced.

        4..13. FINANCIAL INFORMATION. Until final payment of the Indebtedness secured hereby, Grantor covenants and agrees to furnish or cause to be furnished to Beneficiary upon request a balance sheet, operating statement, profit and loss statement, a reconciliation of net worth, financial statement(s) and such other financial and operating information pertaining to Grantor and Guarantor(s) as Beneficiary may request, including, without limitation, income tax returns, which shall fairly present, in accordance with generally accepted accounting principles, the financial condition of Grantor and Guarantor(s), certified as true and correct by Grantor.

                                   ARTICLE 5.
                               NEGATIVE COVENANTS

        Grantor hereby covenants and agrees with Beneficiary that, until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged:

        5..1.   USE VIOLATIONS. Grantor will not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, the Mortgaged Property in any manner which (a) violates any Legal Requirement, (b) may be dangerous unless safeguarded as required by law, (c) constitutes a public or private nuisance or (d) makes void, voidable or cancellable, or increases the premium of, any insurance then in force with respect thereto.

        5..2.   ALTERATIONS. Grantor will not commit or permit any waste of the
Mortgaged Property and will not (subject to the provisions of Paragraphs 4.4., 4.5. and 4.7. hereinabove) without the prior written consent of Beneficiary make or permit to be made any alterations or additions to the Mortgaged Property of a material nature.

        5..3.   REPLACEMENT OF FIXTURES AND PERSONALTY. Grantor will not,
without the prior written consent of Beneficiary, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is replaced by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest except such as may be first approved in writing by Beneficiary.

        5..4.   NO FURTHER ENCUMBRANCES. Grantor will not, without the prior written consent of Beneficiary, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any mortgage, pledge, lien (statutory, constitutional, contractual or at common law), security interest, encumbrance or charge, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the liens of the Security Documents, with respect to the Mortgaged Property, the Leases and Agreements or the Rents and Incomes.

                                   ARTICLE 6.
                                EVENTS OF DEFAULT

        The term "Event of Default", as used in the Security Documents, shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:

        6..1.   LOAN AGREEMENT. The occurrence of any "Event of Default" as that term is defined in the Loan Agreement.

        6..2.   PAYMENT OF INDEBTEDNESS. If Grantor shall fail, refuse or
neglect to pay, in full, any installment or portion of the Indebtedness as and when the same shall become due and payable, whether at the due date thereof stipulated in the Security Documents, or at a date fixed for prepayment, or by acceleration, on demand or otherwise, and Grantor fails to cure such default in payment within five (5) days after written notice of same shall have been sent to Grantor.

        6..3.   PERFORMANCE OF OBLIGATIONS. If Grantor shall fail, refuse or neglect to perform and discharge fully and timely any of the Obligations as and when called for and Grantor fails to remedy such breach of any obligation within thirty (30) days after written notice of same shall have been sent to Grantor.

        6..4.   BREACH OF COVENANTS. If Grantor shall breach any of Grantor's affirmative or negative covenants, and such breach is not cured within any grace period provided therefor.

        6..5.   FALSE REPRESENTATION. If any representation or warranty made by
Grantor, Guarantor, or any partner, officer, shareholder or director of Grantor or any Guarantor, or others in, under or pursuant to the Security Documents shall be false or misleading in any material respect.

        6..6.   BANKRUPTCY. If Grantor or any Guarantor or any partner, officer, shareholder or director of Grantor or any Guarantor shall (a) seek the entry of an order for relief under the United States Bankruptcy Code, as amended, or if an order for relief is entered under the United States Bankruptcy Code with respect to any of them, (b) seek, consent to or not contest the appointment of a receiver, trustee, custodian, conservator or guardian for itself or for all or any part of its property, (c) file a petition seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of the United States or any state or any other competent jurisdiction, (d) make a general assignment for the benefit of its or his creditors, or (e) generally not pay its debts as they become due.

        6..7.   INVOLUNTARY BANKRUPTCY. If (a) a petition is filed against
Grantor or any Guarantor or any partner, officer, shareholder, or director of Grantor or any Guarantor seeking the entry of an order for relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of the United States or any state or other competent jurisdiction, or (b) a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of Grantor or any Guarantor, or any partner, shareholder, officer or director of Grantor or any Guarantor, a receiver, trustee, custodian, conservator or guardian for it, or for all or any part of its property, and such petition, order, judgment or decree shall not be and remain discharged or stayed within a period of thirty (30) days after its entry.

        6..8.   DISSOLUTION OR CHANGE OF OWNERSHIP (APPLICABLE TO CORPORATE OR
PARTNERSHIP GRANTOR). If Grantor shall dissolve or liquidate, or merge with or be consolidated into any other entity, or shall attempt to do any of the same, or if any Guarantor, shareholder or partner of Grantor shall sell, assign, transfer, convey, pledge, mortgage, encumber or grant a security interest in all or so much of the stock or partnership interest in Grantor owned by any Guarantor, shareholder or partner of Grantor; provided, however that transfers of interests in Grantor among the current partners in Grantor shall be permitted.

        6..9.   DESTRUCTION OF IMPROVEMENTS. If the Mortgaged Property is so
demolished, destroyed or substantially damaged so that (in Beneficiary's judgment) it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time.

        6..10. FORECLOSURE OF OTHER LIENS. If the holder of any lien or security interest on the Mortgaged Property (without hereby implying Beneficiary's consent to the existence, placing, creating or permitting of any such lien or security interest) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

        6..11. SALES, LEASES OR OTHER TRANSFERS. If Grantor, without the prior written consent of Beneficiary, sells, leases, exchanges, assigns, conveys, transfers possession of or otherwise disposes of the Mortgaged Property or any part thereof. To assist Beneficiary in determining whether or not to consent to any such sale, lease, exchange, assignment, conveyance, transfer or other disposition, Grantor shall furnish Beneficiary, at no expense to Beneficiary, detailed and complete financial statements of the proposed transferee, audited by a certified public accountant satisfactory to Beneficiary, together with detailed and complete information about the business of the proposed transferee, the use to be made of the Mortgaged Property by the proposed transferee, projections by the proposed transferee of the sources of funds to be used to repay the Indebtedness secured hereby and other claims upon and requirements for such funds, and an appraisal of the Mortgaged Property in such form and by an appraiser satisfactory to Beneficiary, together with such other information as Beneficiary may reasonably require. Any determination by Beneficiary that its security would be impaired by such transfer shall be conclusive and binding on all persons affected thereby. Beneficiary may grant or deny such consent in its sole discretion and, if consent should be given, any such transfer shall be subject to this Deed of Trust, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein. Such assumption shall not, however, release Grantor or any maker or guarantor of the Note from any liability thereunder or hereunder. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. As used herein "sell, lease, exchange, assign, convey, transfer possession of or otherwise dispose of" includes the sale, agreement to sell, assignment, conveyance or transfer of the Mortgaged Property, or any portion thereof or interest therein, whether voluntary, involuntary, by operation of law or otherwise, or the lease of all or any portion of the

Mortgaged Property. The term "sell" shall also include (i) the transfer, assignment or conveyance or other change in ownership of the capital stock of Grantor, if Grantor is a corporation, or (ii) a withdrawal or change of any Partner of Grantor, if Grantor is a General or Limited Partnership; provided, however that transfers of interests in Grantor among the current partners in Grantor shall be permitted.

                                   ARTICLE 7.
                             DEFAULT AND FORECLOSURE

        7..1.   REMEDIES. If an Event of Default shall occur, Beneficiary may, at Beneficiary's election and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses:

                A. ACCELERATION. Declare the Principal Balance (defined hereby as meaning the then unpaid principal balance on the Note), the accrued interest and any other accrued but unpaid portion of the Indebtedness to be immediately due and payable, without further notice, presentment, protest, demand, notice of intent to accelerate or action or notice of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

                B. ENTRY ON MORTGAGED PROPERTY. Enter upon the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Grantor remains in possession of all or any part of the Mortgaged Property after an Event of Default and without Beneficiary's prior written consent thereto, Grantor shall be deemed to be a tenant at will or sufferance of Beneficiary, and Beneficiary may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and writ of restitution. Nothing contained in the foregoing sentence shall, however, be construed so as to impose any greater obligation or any prerequisites to acquiring possession of the Mortgaged Property after an Event of Default than would have existed in the absence of such sentence.

                C. OPERATION OF MORTGAGED PROPERTY. Hold, lease, manage, operate or otherwise use or permit the use of the Mortgaged Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Beneficiary may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Beneficiary shall deem necessary or desirable), and apply all Rents and Incomes and other amounts collected by Trustee in connection therewith in accordance with the provisions of Paragraph 7.7. hereinbelow.

                D. FORECLOSURE AND SALE. Sell or offer for sale the Mortgaged Property in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction at the courthouse door of any county in which any of the Land to be sold is situated, on the first Tuesday of any month between the hours of 10:00 a.m. and 4:00 p.m., after giving legally adequate notice of the time, place and terms of sale and that portion of the Mortgaged Property to be sold, by (i) (1) posting or causing to be posted written or printed notices thereof for at least twenty-one (21) consecutive days prior to the date of said sale at the county courthouse door of each county or counties wherein the Land (or any portion thereof) is located and filing such notices with the county clerk of each such county or counties, and (2) at least twenty-one (21) days preceding the date of sale, serving written notice (by the Beneficiary or any person chosen by the Beneficiary) of such proposed sale by certified mail on each debtor obligated to pay the indebtedness evidenced by the Note to the address of Grantor set forth hereinabove, which may not be changed by Grantor except by written notice to Beneficiary via certified mail, return receipt requested, 30 days prior to the effective date of such address change; service of such notice to each debtor to be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed as aforesaid, in a post office or official depository under the care and custody of the United States Postal

        Service (it being expressly understood that the affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of such service), or
        (ii) accomplishing all or any of the aforesaid in such manner as permitted or required by Section 51.002 of the Texas Property Code of the State of Texas relating to the sale of real estate or by Chapter 9 of the Texas Business and Commerce Code relating to the sale of collateral after default by a debtor (as said statutes now exist or as may be hereinafter amended), or by any other present or subsequent articles or enactments relating to same; provided, however, that nothing contained in this Paragraph 7.1.D. shall be construed so as to limit in any way Trustee's rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the State of Texas or by public or private sale after entry of a judgment by any court of competent jurisdiction ordering same. At any such sale (i) whether made under the power herein contained, the aforesaid Section 51.002, the Texas Business and Commerce Code or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Grantor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder,
        (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor, and (vii) to the extent and under such circumstances as are permitted by law, Beneficiary may be a purchaser at any such sale.

                E. TRUSTEE OR RECEIVER. Upon, or at any time after, commencement of foreclosure of the lien and security interest provided for herein or any legal proceedings hereunder, make application to a court of competent jurisdiction as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of Indebtedness, for appointment of a receiver of the Mortgaged Property and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Paragraph 7.7. hereinbelow.

                F. OTHER. Exercise any and all other rights, remedies and recourses granted under the Security Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

        7..2.   SEPARATE SALES. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Trustee, in his sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales but other and successive sales may be made until all of the Mortgaged Property has been sold or until the Indebtedness has been fully satisfied.

        7..3.   REMEDIES CUMULATIVE, CONCURRENT AND NON-EXCLUSIVE. Beneficiary
shall have all rights, remedies and recourses granted in the Security Documents and available at law or equity (including specifically those granted by the Uniform Commercial Code in effect and applicable to the Mortgaged Property, or any portion thereof), and same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor, any Guarantor or others obligated under the Note, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, non-exclusive.

        7..4.   RELEASE OF AND RESORT TO COLLATERAL. Beneficiary may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Security Documents or their stature as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Beneficiary may resort to any other security therefor held by Trustee in such order and manner as Beneficiary may elect.

        7..5.   WAIVER OF REDEMPTION, NOTICE AND MARSHALLING OF ASSETS. To the
fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Grantor by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default (except as may be provided for in Paragraph 6.2. hereinabove) or of Trustee's election to exercise or his actual exercise of any right, remedy or recourse provided for under the Security Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

        7..6.   DISCONTINUANCE OF PROCEEDINGS. In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under the Security Documents and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Security Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.

        7..7.   APPLICATION OF PROCEEDS. The proceeds of any sale of, and the
Rents and Incomes and other amounts generated by the holding, leasing, operation or other use of, the Mortgaged Property shall be applied by Beneficiary (or the receiver, if one is appointed) to the extent that funds are so available therefrom in the following order of priority:

                A. First, to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation, (i) trustees' and receivers' fees, (ii) court costs, (iii) attorneys' and accountants' fees, (iv) costs of advertisement, and (v) the payment of any and all Impositions, liens, security interests or other rights, titles or interests equal or superior to the lien and security interest of this Deed of Trust (except those to which the Mortgaged Property has been sold subject to and without in any way implying Beneficiary's prior consent to the creation thereof);

                B. Second, to the payment of all amounts, other than the Principal Balance and accrued but unpaid interest, which may be due to Beneficiary under the Security Documents, together with interest thereon as provided therein;

                C. Third, to the payment of all accrued but unpaid interest due on the Note;

                D.      Fourth, to the payment of the Principal Balance;

                E. Fifth, to the extent funds are available therefor out of the sale proceeds or the Rents and Incomes and, to the extent known by Beneficiary, to the payment of any indebtedness or obligation secured by a subordinate Deed of Trust on or security interest in the Mortgaged Property; and

                F.      Sixth, to Grantor.

        7..8.   PREPAYMENT. If, following the occurrence of an Event of Default and an acceleration of the Indebtedness but prior to a sale of the Mortgaged Property, Grantor shall tender to Beneficiary payment of an amount sufficient to satisfy the entire Indebtedness, such tender shall be deemed to be a voluntary prepayment under the Note and, accordingly, Grantor shall (to the extent permitted by law) also pay to Beneficiary the premium (if any) then required under the Note in order to exercise the prepayment privilege contained therein.

        7..9.   OCCUPANCY AFTER FORECLOSURE. The purchaser at any foreclosure sale pursuant to Paragraph 7.1.D. shall become the legal owner of the Mortgaged Property. All occupants of the Mortgaged Property or any part thereof shall become tenants at sufferance of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand. It shall not be necessary for the purchaser at said sale to bring any action for possession of the Mortgaged Property other than the statutory action of forcible detainer in any Justice Court having jurisdiction over the Mortgaged Property.

        7..10. RELATIONSHIP OF MULTIPLE BENEFICIARIES. If and so long as there shall be more than one Beneficiary under this Deed of Trust (the "Beneficiaries"), it is agreed that in the exercise of all of such Beneficiaries' rights and remedies under this Article 7. and elsewhere in this Deed of Trust and in the Security Documents, such Beneficiaries (unless otherwise expressly provided herein to the contrary) shall be governed and controlled by the decision of the holder or holders of not less than fifty-one percent (51%) of the aggregate principal amount owing (at the time in question) on the Note or Notes secured hereby, which decision shall be conclusive and binding on all such Beneficiaries.

                                   ARTICLE 8.
                                  CONDEMNATION

        8..1.   GENERAL. Immediately upon Grantor's obtaining knowledge of the institution of any proceeding for the condemnation of the Mortgaged Property, Grantor shall notify Trustee and Beneficiary of such fact. Grantor shall then, if requested by Beneficiary, file or defend its claim thereunder and prosecute same with due diligence to its final disposition and shall cause any award or settlements to be paid over to Beneficiary for disposition pursuant to the terms of this Deed of Trust. Grantor may be the nominal party in such proceeding, but Beneficiary shall be entitled to participate in and to control same and to be represented therein by counsel of its own choice, and Grantor will deliver, or cause to be delivered, to Beneficiary such instruments as may be requested by it from time to time to permit such participation. If the Mortgaged Property is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, the award or settlement payable to Grantor by virtue of its interest in the Mortgaged Property shall be, and by these presents is, assigned, transferred and set over unto Beneficiary to be held by it, in trust, subject to the lien and security interest of this Deed of Trust, and disbursed as follows:

                A. If (i) all of the Mortgaged Property is taken, (ii) so much of the Mortgaged Property is taken, or the Mortgaged Property is so diminished in value, that the remainder thereof cannot (in Beneficiary's judgment) continue to be operated profitably for the purpose it was being used immediately prior to such taking or diminution, (iii) an Event of Default shall have occurred, or (iv) the Mortgaged Property is partially taken or diminished in value and (in Beneficiary's judgment) need not be rebuilt, restored or repaired in any manner, then in any such event the entirety of the sums so paid to Beneficiary shall be applied by it in the order recited in Paragraph
        8.2. hereinbelow; or

                B. If (i) only a portion of the Mortgaged Property is taken and the portion remaining can (in Beneficiary's judgment), with rebuilding, restoration or repair, be profitably operated for the purpose referred to in Paragraph 8.1.A.(ii) hereinabove, (ii) none of the other facts recited in Paragraph 8.1.A. hereinabove exists, (iii) Grantor shall deliver to Beneficiary plans and specifications for such rebuilding, restoration or repair acceptable to Beneficiary; and (iv) Grantor shall thereafter commence the rebuilding, restoration or repair and complete same, all in accordance with the plans and specifications and within three (3) months after the date of the taking or diminution in value, then such sums shall be paid to Grantor to reimburse Grantor for money spent in the rebuilding, restoration or repair; otherwise, same shall be applied by Beneficiary in the order recited in Paragraph
        8.2. hereinbelow.

        8..2.   APPLICATION OF PROCEEDS. All proceeds received by Beneficiary with respect to a taking or a diminution in value of the Mortgaged Property shall be applied in the following order of priority:

                A. First, to reimburse Trustee or Beneficiary for all costs and expenses, including reasonable attorney's fees, incurred in connection with collection of the said proceeds; and

                B. Thereafter, if there shall be any balance, to the order of priority recited in Paragraphs 7.7.B. through 7.7.F. hereinabove; subject, however, to the provisions of Paragraph 8.1.B. hereinabove requiring (under the circumstances therein specified) that such proceeds be applied to the rebuilding, restoration or repair of the Mortgaged Property.

                                   ARTICLE 9.
                               SECURITY AGREEMENT

        9..1.   SECURITY INTEREST. This Deed of Trust shall be construed as a
Deed of Trust on real property and it shall also constitute and serve as a "Security Agreement" on personal property within the meaning of, and shall constitute, until the grant of this Deed of Trust shall terminate as provided in
Article 2. hereinabove, a first and prior security interest under, the Uniform Commercial Code (being Chapter 9 of the Texas Business and Commerce Code, as now in effect or as hereinafter amended, as to property within the scope thereof and situated in the State of Texas) with respect to the Personalty, Fixtures, Leases and Agreements and Rents and Incomes. To this end, Grantor has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED and SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER and SET OVER, unto Beneficiary, a first and prior security interest in and to all of Grantor's right, title and interest in, to and under the Personalty, Fixtures, Leases and Agreements and Rents and Incomes, in trust, to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations. As to the Leases and Agreements and Rents and Incomes, this assignment is present, absolute and unconditional; provided however, that only the benefits (not the burdens) of the Leases and Agreements are assigned to Beneficiary.

        9..2.   FINANCING STATEMENTS. Grantor hereby agrees with Beneficiary to execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such "Financing Statements" and such further assurances as Beneficiary may, from time to time, consider reasonably necessary to create, perfect, and preserve Beneficiary's security interest herein granted, and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

        9..3.   AUTHORIZATION TO FILE FINANCING STATEMENTS. Grantor hereby irrevocably authorizes Beneficiary at any time and from time to time to prepare and file one or more financing statements (and any continuation statements and amendments thereto) with respect to the Personalty, Fixtures, Leases and Agreements and Rents and Incomes whether or not Grantor's signature appears thereon.

        9..4.   UNIFORM COMMERCIAL CODE REMEDIES. Beneficiary (or Trustee in
Beneficiary's behalf) shall have all the rights, remedies and recourses with respect to the Personalty, Fixtures, Leases and Agreements and Rents and Incomes afforded a Secured Party by the aforesaid Uniform Commercial Code (being Chapter 9 of the Texas Business and Commerce Code, as to property within the scope thereof and situated in the State of Texas) in addition to, and not in limitation of, the other rights, remedies and recourses afforded Beneficiary and/or Trustee by the Security Documents.

        9..5.   NO OBLIGATION OF TRUSTEE. The assignment and security interest herein granted shall not be deemed or construed to constitute Trustee or Beneficiary as a trustee in possession of the Mortgaged Property, to obligate Trustee or Beneficiary to lease the Mortgaged Property or attempt to do same, or to take any action, incur any expenses or perform or discharge any obligation, duty or liability whatsoever under any of the Leases and Agreements or otherwise.

        9..6.   PAYMENT OF RENTS AND INCOMES TO GRANTOR UNTIL DEFAULT. Unless
and until an Event of Default occurs, Grantor shall be entitled to collect the Rents and Incomes as and when, but not before, they become due and payable, as trustee with full fiduciary obligations for and to Beneficiary. Grantor hereby agrees with Beneficiary that the other parties under the Leases and Agreements may, upon notice from Trustee or Beneficiary of the occurrence of an Event of Default, thereafter pay directly to Beneficiary the Rents and Incomes due and to become due under the Leases and Agreements and attorn all other obligations thereunder direct to Beneficiary without any obligation on their part to determine whether an Event of Default does in fact exist.

        9..7.   FIXTURE FILING. Portions of the Mortgaged Property are or are to
become fixtures relating to the above-described real estate, and Grantor herein expressly covenants and agrees that the filing of this Deed of Trust in the Real Estate Records in the county where the Mortgaged Property is located shall also operate from the time of filing therein as a financing statement filed as a fixture filing in accordance with Section 9.402(f) of the Uniform Commercial Code - Secured Transactions of the State of Texas.

                                   ARTICLE 10.
                             CONCERNING THE TRUSTEE

        10..1. NO LIABILITY. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's negligence or bad faith. Trustee shall not be personally liable in case of entry by him, or anyone entering by virtue of the powers herein granted him, upon the Mortgaged Property for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document or nature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties.

        10..2. RETENTION OF MONIES. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law), and Trustee shall be under no liability for interest on any monies received by him hereunder.


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

        10..3. SUCCESSOR TRUSTEES. Trustee may resign by the giving of notice of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to execute the same when requested by Beneficiary so to do, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee ("Substitute" or "Successor Trustee") to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a Substitute Trustee and, if preferred, several Substitute Trustees in succession who shall succeed to all the estates, rights, powers and duties of the aforenamed Trustee.

        10..4. SUCCESSION INSTRUMENTS. Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the Successor Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such Successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and monies held by such Trustee to the Successor Trustee so appointed in his place.

                                   ARTICLE 11.
                                  MISCELLANEOUS

        11..1. SURVIVAL OF OBLIGATIONS. Each and all of the Obligations shall survive the execution and delivery of the Security Documents, and the consummation of the loan called for therein, and shall continue in full force and effect until the Indebtedness shall have been paid in full.

        11..2. FURTHER ASSURANCES. Grantor, upon the request of Trustee or Beneficiary, will execute, acknowledge, deliver and record and/or file, such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of the Security Documents and to subject to the liens and security interests thereof any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the then Mortgaged Property.

        11..3. RECORDING AND FILING. Grantor will cause the Security Documents and all amendments and supplements thereto and substitutions therefor, to be recorded, filed, re-recorded and re-filed in such manner and in such places as Trustee or Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and re-filing taxes, fees and other charges.

        11..4. NOTICES. All notices or other communications required or permitted to be given pursuant to this Deed of Trust shall be in writing and shall be considered as properly given if mailed by first class United States Mail, postage prepaid, registered or certified mail, with return receipt requested, or by delivering same in person to the intended addressee or by prepaid telegram. Notice so mailed shall be effective upon its deposit in an official depository of the United States Postal Service. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of the parties shall be as set forth in Paragraph 1.1.A. and the opening recital hereinabove; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty
(30) days' notice to the other party in the manner set forth hereinabove. Guarantor shall be included on notices to be given to Grantor.

        11..5. NO WAIVER. Any failure by Trustee or Beneficiary to insist, or any election by Trustee or Beneficiary not to insist, upon strict performance by Grantor of any of the terms, provisions or conditions of the Security Documents shall not be deemed to be a waiver of same or of any other term, provision or condition thereof, and Trustee or Beneficiary shall have the right at any time or times thereafter to insist upon strict performance by Grantor of any and all of such terms, provisions and conditions.

        11..6. BENEFICIARY'S RIGHT TO PERFORM THE OBLIGATIONS. If Grantor shall fail, refuse or neglect to make any payment or perform any act required by the Security Documents, then at any time thereafter, and without notice to or demand upon Grantor and without waiving or releasing any other right, remedy or recourse Beneficiary may have because of same, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter the Land and Improvements for such purpose and to take all such action thereon and with respect to the Mortgaged Property as it may deem necessary or appropriate. Grantor shall indemnify Beneficiary for all losses, expenses, damage, claims and causes of action, including reasonable attorney's fees, incurred or accruing by reason of any acts performed by Beneficiary pursuant to the provisions of this Paragraph 11.6., or by reason of any other provision in the Security Documents. All sums paid by Beneficiary pursuant to this Paragraph 11.6., and all other sums expended by Beneficiary to which it shall be entitled to be indemnified, together with interest thereon at the maximum rate allowed by law from the date of such payment or expenditure, shall constitute additions to the Indebtedness, shall be secured by the Security Documents and shall be paid by Grantor to Beneficiary upon demand.

        11..7. COVENANTS RUNNING WITH THE LAND. All Obligations contained in the Security Documents are intended by the parties to be, and shall be construed as, covenants running with the Mortgaged Property.

        11..8. SUCCESSORS AND ASSIGNS. All of the terms of the Security Documents shall apply to, be binding upon and inure to the benefit of the parties hereto, their permitted respective successors, assigns, heirs and legal representatives, and all other persons claiming by, through or under them.

        11..9. SEVERABILITY. The Security Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Security Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of the instrument in which such provision is contained, nor the application of such provision to other persons or circumstances, nor the other instruments referred to hereinabove, shall be affected thereby, but rather shall be enforceable to the greatest extent permitted by law. If any portion of the Note cannot be lawfully secured by this Deed of Trust, payments shall be applied first to discharge that portion. It is the intention of the parties to conform strictly to applicable usury laws now in force. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in the Note or the Security Documents or in any other instrument or agreement entered into in connection with or as security for the Note and the loan evidenced thereby, it is agreed as follows:

                A. The aggregate of all consideration that constitutes interest under applicable law and that is contracted for, charged or received under the Note or the Security Documents or under any of the aforesaid instruments or agreements or otherwise (whether designated as interest, fees, indemnities, payments or otherwise) shall under no circumstances exceed the maximum amount of interest permitted by applicable law and any excess shall be canceled automatically and if theretofore paid, shall be credited on the Note by Beneficiary (or, if the Note has been paid in full refunded to Grantor); and

                B. In the event that the maturity of the Note is accelerated by reason of an election of Beneficiary resulting from an Event of Default hereunder or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount permitted by applicable law, and excess interest, if any, provided for in the Note or Security Documents shall be canceled automatically as of the date of such acceleration or prepayment


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

        and, if theretofore paid, shall be credited on the Note (or, if the Note has been paid in full, refunded to Grantor).

                C. All interest paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the Indebtedness (including the period of any renewal or extension thereof) so that the interest so computed shall not exceed the Maximum Rate, as that term is defined in the Note. This paragraph shall control all agreements between Grantor and Beneficiary.

        11..10. ENTIRE AGREEMENT AND MODIFICATION. The Security Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated. The Security Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

        11..11. COUNTERPARTS. This Deed of Trust may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute but one instrument.

        11..12. APPLICABLE LAW. This Deed of Trust, the Note and the other Security Documents shall be deemed to be contracts made under and shall be construed in accordance with and governed by the State of Texas and of the United States of America; and Grantor agrees that the sole and exclusive forum for the determination of any action relating to the validity and enforceability of the Note, this Deed of Trust and the other Security Documents shall be either an appropriate court of the State of Texas or that court of the United States which includes within its territorial jurisdiction the State of Texas.

        11..13. HEADINGS. The Article, Paragraph and Subparagraph entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Paragraphs or Subparagraphs.

        11..14. GENDER. Each gender used herein shall include and apply to all genders, including the neuter.

        11..15. TAX AND INSURANCE ESCROW. After the occurrence of an Event of Default, in order to implement the provisions of Paragraphs 4.3. and 4.5. hereinabove, Grantor shall pay to Beneficiary, as and when directed by Beneficiary, and as escrowed sums, an amount equal to the sum of (a) the annual Impositions (estimated wherever necessary) to become due for the tax year during which such payment is so directed and (b) the insurance premiums for the same year for those insurance policies as are required hereunder. If Beneficiary determines that any amounts theretofore paid by Grantor are insufficient for the payment in full of such Impositions and insurance premiums, Beneficiary shall notify Grantor of the increased amounts required to provide a sufficient fund, whereupon Grantor shall pay to Beneficiary within thirty (30) days thereafter the additional amount as stated in Beneficiary's notice. The escrowed sums may be held by Beneficiary in noninterest-bearing accounts and may be commingled with Beneficiary's other funds. Upon assignment of this Deed of Trust, Beneficiary shall have the right to pay over the balance of the escrowed sums then in its possession to its assignee, whereupon Beneficiary and its Trustee shall then become completely released from all liability with respect thereto. Upon full payment of the Indebtedness, or at such earlier time as Beneficiary may elect, the balance of the escrowed sums in its possession shall be paid over to Grantor and no other party shall have any right or claim thereto. If no Event of Default shall have occurred and be continuing hereunder, the escrowed sums shall, at the option of Beneficiary, be repaid to Grantor in sufficient time to allow Grantor to satisfy Grantor's obligations under the Security Documents to pay the Impositions and the required insurance premiums or be paid directly to the Governmental Authority and the insurance company entitled thereto. If an Event of Default shall have occurred and be continuing hereunder, however, Beneficiary shall have the additional option of crediting the full amount of the escrowed sums against the Indebtedness. Notwithstanding anything to the contrary contained in this Paragraph 11.15. or elsewhere in this Deed of Trust, Beneficiary hereby reserves the right to waive the payment by Grantor to Beneficiary of the escrowed sums, and, in the event Beneficiary does so waive such payment, it shall be without prejudice to Beneficiary's right to insist, at any subsequent time or times that such payments be made in accordance herewith.

        11..16. SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent such funds are so used, the Indebtedness and this Deed of Trust shall be subrogated to all of the rights, claims, liens, titles and interests heretofore existing against the Mortgaged Property to secure the indebtedness so extinguished, extended or renewed and the former rights, claims, liens, titles and interests, if any, are not waived but rather are continued in full force and effect in favor of Beneficiary and are merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and the satisfaction of the Obligations.

        11..17. VENDOR'S LIEN. The proceeds of the loan evidenced by the Note was advanced as purchase money for the Mortgaged Property, for which a coextensive and cumulative vendor's lien is retained in favor of Beneficiary in Deed dated as of the Date Hereof from MSDL, Inc., a Texas corporation, to Grantor.

        11..18. HOMESTEAD. Grantor hereby declares and represents to Beneficiary that the Mortgaged Property forms no part of any property by Grantor owned, used or claimed as a business or residence homestead under the Constitution and Laws of the State of Texas.

        11..19. LOAN AGREEMENT. This Deed of Trust is executed and delivered pursuant to the Loan Agreement, the terms and provisions of which are incorporated herein by reference.

        Executed as of the Date Hereof.

                                GRANTOR:
                                BHDGI, Ltd., a Texas limited partnership
                                By: Graybird Developers, LLC, a Texas limited liability company, its sole General Partner


                                     By:________________________________________
                                        David L. Gray, Manager

THE STATE OF TEXAS      ss.
                        ss.
COUNTY OF ____________  ss.

        Before me ________________________ (Notary printed name) on this day personally appeared David L. Gray, Manager of Graybird Developers, LLC, a Texas limited liability company, the sole General Partner of BHDGI, Ltd., a Texas limited partnership, known to me or proved to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity stated.

        Given under my hand and seal of office this ______ day of ____________, 2005.


                                        ----------------------------------
                                        Notary Public, State of Texas


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